SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant  [ ]
Filed by a Party other than the Registrant  [X]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec.
240.14a-12


                  Hector Communications Corp
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            (Name of Registrant as Specified in its Charter)

                   Opportunity Partners LP
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(Name of Person(s) Filing Proxy Statement if other than the
Registrant)


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computed pursuant to Exchange Act Rule 0-11 (Set forth the amount
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PROXY STATEMENT IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF
         DIRECTORS OF HECTOR COMMUNICATIONS CORPORATION

   ANNUAL MEETING OF STOCKHOLDERS (To be held on May 24, 2005)

Our names are Phillip Goldstein and Andrew Dakos. We are shareholders of Hector Communications Corporation ("Hector"). We are sending this proxy statement and the enclosed GREEN proxy card to stockholders of Hector of record on March 31, 2005. We are soliciting a proxy to vote your shares at the 2005 Annual Meeting of Stockholders of Hector (the "Meeting"). Please refer to Hector's proxy soliciting material for additional information concerning the Meeting including the election of directors.

This proxy statement and the enclosed GREEN proxy card are first being sent to shareholders of Hector on or about May --, 2005.

                          INTRODUCTION


How Proxies Will Be Voted

If you return a GREEN proxy card to us or to our agent, your shares will be voted as you indicate. If you do not indicate your preference, your shares will be voted AGAINST the election of the board's nominees, from whom we have not asked permission for their inclusion in our proxy.

Voting Requirements

According to management's proxy statement, each item of business properly presented at a meeting of shareholders generally must be approved by the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business. However, if the shares present and entitled to vote on any particular item of business would not constitute a quorum for the transaction of business at the meeting, then that item must be approved by holders of a majority of the minimum number of shares that would constitute such a quorum. A quorum is present if more than 50% of Hector's outstanding shares is represented at the Meeting.

Revocation of Proxies

You may revoke your proxy by delivering a written revocation to us or by voting in person at the Meeting. (Attendance at the Meeting will not in and of itself revoke your proxy.) There is no limit on the number of times you may revoke your proxy prior to the Meeting. Only your latest dated proxy will be counted.

Information Concerning the Soliciting Shareholders

Phillip Goldstein and Andrew Dakos are the Soliciting
Shareholders. Mr. Goldstein's address is 60 Heritage Drive,
Pleasantville, NY 10570 and Mr. Dakos' address is 43 Waterford
Drive, Montville, NJ 07045. Mr. Goldstein and Mr. Dakos are investment managers.

Since December 1, 1992, Mr. Goldstein has been the president and 50% shareholder of Kimball & Winthrop, Inc., the general partner of Opportunity Partners L.P., a private investment partnership. Mr. Goldstein is also the portfolio manager of Opportunity Partners. Mr. Dakos is the president and sole owner of Elmhurst Capital, Inc., an investment manager. Mr. Goldstein and Mr., Dakos are managing members of Full Value Advisors, LLC, the general partner of Full Value Partners L.P., a private investment partnership.

As of April 12, 2005, Mr. Goldstein and Mr. Dakos are deemed to be the beneficial owners of 247,600 and 65,000 shares of Hector respectively owned by them and their clients. All of their purchases have been made since ------------------- and all of their shares are held in street name, some of which are in margin accounts. Neither Mr. Goldstein nor Mr. Dakos has sold any shares.

                  REASONS FOR THE SOLICITATION

We believe the market price of Hector's shares is significantly less than its intrinsic value. Our goal is to maximize shareholder value by either merging Hector with another company or selling Hector's operating business and distributing the proceeds to shareholders. We believe that the resulting package of cash and securities could be worth more than $35 per share. We have asked management to initiate the process of maximizing shareholder value by hiring an investment banker. By soliciting your proxy, we hope to send a message to management that shareholders want the value of their shares maximized now.

                PROPOSAL 1: ELECTION OF DIRECTORS

The only matter that is scheduled for the Meeting is the election of three directors. The proxy holders intend, in the absence of contrary instructions, to vote all GREEN proxies AGAINST the board's nominees. Please refer to management's proxy statement for information regarding the qualifications and background of the board's nominees.

                        THE SOLICITATION

We are making this solicitation personally. Persons affiliated with or employed by us or our affiliates may assist us in the solicitation of proxies. They will not receive any special compensation for their services. We will ask banks and brokerage firms that hold shares for beneficial owners of shares to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners. We will reimburse them for their reasonable out-of-pocket expenses.

Initially, we will bear all of the expenses related to this proxy solicitation. Because we believe that shareholders will benefit from this solicitation, we intend to seek reimbursement of our expenses from Hector. Shareholders will not be asked to vote on the reimbursement of our expenses. We estimate that our expenses will be about $ ---------.

There is no arrangement or understanding involving us or any of our affiliates that relates to future employment by or any future transaction with Hector or any of its affiliates.

DATED: May --, 2005

                           PROXY CARD

Proxy Solicited in Opposition to the Board of Directors of Hector
Communications Corporation by Phillip Goldstein and Andrew Dakos for the Annual Meeting of Stockholders on May 24, 2005

The undersigned hereby appoints Rajeev Das, Andrew Dakos and Phillip Goldstein and each of them, as the undersigned's proxies, with full power of substitution, to attend the Annual Meeting of Stockholders of Hector Communications Corporation ("Hector") on May --, 2005, (the "Meeting"), and any adjournment or postponement thereof, and to vote on all matters that may come before the Meeting the number of shares that the undersigned would be entitled to vote if present in person.

(INSTRUCTIONS:  Mark votes by placing an "x" in the appropriate [
].)

 1.   Election of two directors.

     [ ] FOR RONALD J. BACH        [ ] AGAINST RONALD J. BACH

     [ ] FOR CURTIS A. SAMPSON     [ ] AGAINST CURTIS A. SAMPSON

     [ ] FOR STEVEN H. SJOGREN     [ ] AGAINST STEVEN H. SJOGREN

Please sign and date below. Your shares will be voted as directed. If no direction is made, this proxy will be voted AGAINST the election of the nominees named above. The undersigned hereby acknowledges receipt of the proxy statement dated May --, 2005 of Phillip Goldstein and Andrew Dakos and revokes any proxy previously executed.



SIGNATURE (S)________________________          Dated: __________